SUPPLEMENT

DATED DECEMBER 10, 2019

TO

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 29, 2019

Timothy Plan Exchange Traded Funds

On page 35 of the Statement of Additional Information (“SAI”), under the heading “Transaction Fees”, the subsection is deleted and replaced with the following:

TRANSACTION FEES

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate each Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). The Advisor may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse each Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by each Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below). In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of each Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services.

The following table sets forth each Fund’s standard Transaction Fees and maximum additional charge (as described above):

	Fee for In Kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases and Redemptions*

Timothy Plan US Large Cap Core ETF	$500	2%

Timothy Plan US Small Cap Core ETF	$250	2%

Timothy Plan International ETF	$4500	2%

Timothy Plan US Large Cap High Dividend Stock ETF	$250	2%

* As a percentage of the amount invested.

ALL PORTIONS OF THE SAI NOT AMENDED BY THIS OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.